UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

October 26, 2011
Date of Report (Date of Earliest event reported)

Bio-Carbon Solutions International Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-148546	20-8248213

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Gran Street, Sault Ste Marie, Ontario Canada P6A 5K9
(Address of principal executive offices)  (Zip Code)

(705) 253-0339 x 25
www.bio-carb.com
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On October 10, 2011 Bio-Carbon Solutions International Inc. (the “Company”) entered into a Carbon Development Agreement (“CDA”) with Mr. Matthew Sacco, a person unrelated to the company its directors and officers, for the purpose of acquired exclusive and irrevocable rights to the development of carbon offset potential on two parcels of land with an aggregated surface of 4,200 acres (the Properties) from which Mr. Sacco owns mineral exploration licenses from the Government of Nova Scotia.  The Company assessed the business potential of carbon offsets to be generated form the two parcels of land and presented development options for the development of the lands in a confidential report submitted to Mr. Sacco on October 21, 2011.  Of the options preferred, it was suggested to co-develop carbon and mining interests in order to maximize revenues.  The carbon interests are to follow methodologies approved by the Verified Carbon Standards Registry (www.v-c-s.org) together with mining interests, especially rare earth elements.  The mining interests pertain to rare earth elements and gold.

On October 21, 2011 the Company entered into an Options Agreement with Mr. Sacco to secure options on certain mineral rights, including rare earths and gold, from Nova Scotia mineral claim termed the “Blackfly Exploration & Mining Claims” which is owned exclusively by Mr. Sacco.  Should the Company exercised its options the total number of restricted common shares shall be an aggregate number of 50,000,000 common shares if fully exercised.  No revenue from the ownership of the mineral rights of this property was ever generated from Mr Sacco or the previous owners.

On October 21, 2011 the Company entered into an Options Agreement with Mr. Sacco to secure options on certain mineral rights, including rare earths and gold, from Nova Scotia mineral claim termed the “Clear Lake Resources Claims” which is owned exclusively by Mr. Sacco.  Should the Company exercised its options the total number of restricted common shares shall be an aggregate number of 50,000,000 common shares if fully exercised.  No revenue from the ownership of the mineral rights of this property was ever generated from Mr. Sacco or the previous owners.  There was no brokerage or introduction fees or otherwise paid to anyone.  Mr. Sacco is unrelated to management or the directors of the Company.

Section 2 – Financial Information

Item 2.01 Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 23, 2011, the company exercised its option to acquire the rights of Track 69, claim NO from the Black Fly & Mining Claim (exploration license 09388) in exchange for 6,000,000 restricted common shares of the company.

On October 23, 2011, the company exercised its option to acquire on the acquisition of the Tract 64, claim AHJQ from the Clear Lake property (exploration license 08996) in exchange for 7,500,000 restricted common shares of the company.

On October 26, 2011, the company exercised its option to acquire the rights of Track 89, claim ABCF*GHJK*LOPQ from the Black Fly & Mining Claim (exploration license 09388) in exchange for 6,000,000 restricted common shares of the company.

The acquisition of these mineral rights came as a result of a predetermination of the carbon values from said properties under the Company’s Carbon Development Agreement dated October 10, 2011 with Mr. Sacco.  The carbon predetermination established that the best possible option for revenue generation would be to co-develop both mineral and carbon opportunities.  Particularly, carbon opportunities might offer—but do not guaranty—better short-term revenues than minerals because of the difficulties and regulatory issues associated with developing mining interests.  There is no other relationship between the directors and management with Mr. Sacco.  There was no brokerage or introduction fees or otherwise paid to anyone.  Mr. Sacco was known was an acquaintance to management.  There is no other relationship, including business relationship between management, directors or any companies owned by Mr. Sacco.

As the Company’s current consulting contracts pertain to business activities that are based on success (contingency payments), our current contracts may not provide immediate cash flow. We expect to incur expenses without generating any material revenues for the foreseeable future.  We anticipate the need to raise funds to support our operations for the next 12 months. We have not identified any sources of additional funding for our continued operations, nor have we committed to a plan for funding if our current assets prove inadequate.  During the next 12 months we anticipate incurring costs related to:

•	Prospection of minerals in the claims on which we have exercised our options;
•	Pursuing business opportunities to obtain engagements from clients for the use of our licensed technology;
•	Beginning work on behalf of clients to support our contracts with
•	Preparing our financial statements and having them reviewed and audited; and
•	Preparing and filing of Exchange Act reports.

We anticipate that we will be able to meet these costs through use of funds in our treasury; additional amounts, if necessary, to be loaned by, or invested in us by our stockholders, management or other investors. Management has funded operations thus far but there is no guaranty that management will be able support operations definitely.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 26, 2011, the number of shares of Common Stock beneficially owned of record by executive officers, directors and persons who hold 5% or more of the outstanding common stock of the Company.

Beneficial Owner	Amount of Stock Owned		% Ownership

Lacey Holdings	23,333,333		43%
2nd Floor, 33Waterfront Drive,
PO Box 3339, Road Town,
Tortola , BVI

Matthew Sacco	19,500,000		36%
2173 Rochester Circle
Oakville, Ontario
L6M 5E3 Canada

Luc Duchesne	4,000,000	(1)	7.4%
132 Leo Avenue
Sault Ste Marie, Ontario
P6A 3V7 Canada

Gilles Trahan	3,388,889		6.3%
Sunsational, Old Fort Pt
West Bay Street
Nassau, Bahamas

Martin Baldwin	3, 388,889		6.3%
Palm Shores
Love Beach
Nassau, Bahamas

Others	588,908		1.0%

Total stocks issued	54,200,019		100%

(1) Shares registered to 1776729 Ontario Corporation a company controlled by Dr Duchesne, his wife and his son.

Compensation Committee Interlocks and Insider Participation

The Company did not have a compensation committee in the fiscal year ended December 31, 2009, nor does it currently have one.  During the fiscal year ended December 31, 2010, our Board of Directors had no deliberations regarding executive officer compensation.

Dividend Policy

We have not declared or paid any cash dividends on our common stock or preferred stock and we do not intend to declare or pay any cash dividend in the foreseeable future. The payment of dividends, if any, is within the discretion of the Board of Directors and will depend on the Company’s earnings, if any, its capital requirements, and financial condition, and such other factors as the Board of Directors may consider.

Securities Authorized for Issuance under Equity Compensation Plans

The issuance of any of our common or preferred stock is within the discretion of our board of directors, which has the power to issue any or all of our authorized but unissued shares without stockholder approval.

Facilities

As of October 26, 2011 we was using for free a fully furnished office space in Sault Ste Marie, Ontario, Canada—the company was co-located with SITTM Technologies Inc, which is a subsidiary of MSE Envirotech Inc and where Dr Duchesne and Mr Trahan act as directors.  We will incur telephone and internet charges of roughly $300 per month plus applicable taxes.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

An investment in the Company is highly speculative in nature and involves an extremely high degree of risk.

There may be conflicts of interest between our management and our non-management stockholders.

Conflicts of interest create the risk that management may have an incentive to act adversely to the interests of other investors. A conflict of interest may arise between our management's personal financial interests and the fiduciary duty to our stockholders. Further, our management's own financial interests may at some point compromise their fiduciary duty to our stockholders. Dr Duchesne who is the Company’s sole officer and one of two directors, continue to be involved in businesses that operate and commercialize environmental technologies although those businesses exploit and seek to exploit different applications and opportunities.  In addition, although it is anticipated that he will spend significant time and effort developing our business, it is possible that he will be exposed to business or employment opportunities that would conflict with the interests of the Company, or cause them to reduce their efforts on the Company’s behalf or to entirely cease working with the Company.  If we and any other businesses with which our officers are involved wish to take advantage of the same opportunity, then the officer and director that is affiliated with both companies would abstain from voting upon the opportunity.

Future success is highly dependent on the ability of management to further develop and implement a business plan, and secure customers.

The nature of our operations both in the mineral exploration and the carbon development sectors is highly speculative and there is a consequent risk of loss of your investment. The success of our activities will depend on the availability of finances, opportunities relating to carbon trading, mineral occurrence, offset and reduction regimes, greenhouse gas emission reduction programs, government regulations and economic conditions in the forestry and timber industries.  As we have no operating history or revenue and only minimal assets, there is a risk that we will be unable to consummate a business combination. The Company has had no recent operating history and no revenues or earnings from operations since inception. We have no significant assets or financial resources. We will, in all likelihood, sustain operating expenses without realizing significant revenues for the foreseeable future, at least until the market opportunities for the Company’s services develops and the demand for our services becomes more proven and regular or when payment is rendered for our Consulting Contracts (3) or Carbon Development Agreements (3). This will likely result in our incurring net operating losses for the foreseeable future. We cannot assure that our business will develop as hoped, or that it will become profitable.

Our business may have no revenues for the foreseeable future.

We are a development stage company and have had no revenues from operations. Although our technologies and expertise offer potential and we have secured 3 Consulting Contracts and 4 Carbon Development Agreements that are all based on success fees (contingency payments), we may not realize any revenues unless and until we successfully develop a revenue stream from the use of the Lacey Holdings and the 1776729 licenses.  There is no foreseeable revenues to be generated from the options on mineral claims and the mineral claims.

We may issue more shares to raise additional capital, and permit the development of the Company’s business.

As a result, the shareholdings of current shareholders may be diluted. Our Articles of Incorporation authorizes the issuance of a maximum of 275,000,000 shares of common stock. We may issue additional shares from time to time to raise the capital that we anticipate will be required to further develop our business.  Any share issuance would be subject to compliance with applicable securities laws and subject to that limitation, unless our Articles of Incorporation are amended with approval of our stockholders. The Company’s issuance of additional shares may be accomplished without stockholder approval.  This may result in substantial dilution in the percentage of our common stock held by our then existing stockholders. Moreover, the common stock issued from time to time may be valued on an arbitrary or non-arm’s-length basis by our management, resulting in an additional reduction in the percentage of common stock held by our then existing stockholders. Our Board of Directors has the power to issue any or all of such authorized but unissued shares without stockholder approval. To the extent that additional shares of common stock or preferred stock are issued, dilution to the interests of our stockholders will occur and the rights of the holders of common stock might be materially and adversely affected.

There is limited public market for our Common Stock, and we have never paid dividends on our Common Stock.

There is limited public trading market for our common stock, which is listed on OTCQB: BICS and none is expected to develop until our business develops further.  Additionally, we have never paid dividends on our common stock and do not presently intend to pay any dividends in the foreseeable future. We anticipate that any funds available for payment of dividends will be re-invested into the Company to further its business strategy.  Moreover, a significant number of unregistered securities may not become traded. Pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and any other applicable securities laws or regulations these restrictions will limit the ability of our stockholders to liquidate their investment.

Carbon trading may become obsolete.

Carbon trading is a commercial activity that is regulated by specific jurisdictions pursuant to regional legislation or can be voluntary.  When regulated (Eg. Europe and Western Climate Initiative), governments compel polluters to reduce their greenhouse gas emissions through technological improvements or through the purchase of carbon offsets (carbon credits).  It is an identified risk factor that new legislation may arise in certain jurisdictions that may render the Company’s business plan and knowledge obsolete with respect to carbon credits. With respect to the voluntary trade of carbon credits, there is a significant risk that certain voluntary purchasers of carbon credits may elect to cease the purchase of carbon credits for various reasons that are inherent to their business plans, or because of changing economic, political contexts or other conditions that cannot be controlled by the management of the Company.

Mineral rights may yield no value

Although we have secured the mineral rights to 4,200 acres of lands, the presences of economical ores may be limited owing to ore concentration, cost of extraction, mineral market conditions may become unfavorable or the Company may be unable to raise the finances necessary to exploit the mineral rights of the properties.

Green attributes may become obsolete

While the Company has secured Consulting Contracts to support R & D and fundraising in green attributes, there is a risk that political or economic conditions may change the appetite from our clients for green attributes.

Limited Operating History; Need for Additional Capital.

Although the Company draws on the expertise on the principal who has been operating private businesses for some time in the renewable energy and forestry sectors, there is no pertinent historical financial information for the Company upon which to base an evaluation of our performance. Our assets and business have not yet generated substantial or recurring revenues. We cannot guarantee we will be successful in our business operations.  Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources and possible cost overruns due to price and cost increases in services.  We will require additional financing to cover costs that we expect to incur over the next twelve months.  We believe that debt financing will not be an alternative for funding our operations as we do not have tangible assets to secure any debt financing.  We anticipate that additional funding will be in the form of equity financing from the sale of our common stock or other securities.  However, we cannot provide any assurance that we will be able to raise sufficient funding from the sale of our common stock to fund our plan of operations.  In the absence of such financing, we will not be able to continue and our business plan will fail.

Our common stock is subject to the "penny stock" rules of the SEC and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

The Securities and Exchange Commission has adopted certain rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are applicable to "penny stocks".  For the purposes relevant to us, a “penny stock” is any equity security that has a market price of less than $5.00 per share or has an exercise or conversion price of less than $5.00 per share, subject to certain exceptions, constitutes a "penny stock".  For any transaction involving a penny stock, unless exempt, the rules require:
·	that a broker or dealer approve a person's account for transactions in penny stocks;

·	the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased; and

·	that a broker or dealer provide certain detailed market information about the market for the applicable company’s securities.

In order to approve a person's account for transactions involving penny stocks, the broker or dealer must:

·	obtain financial information, investment experience and investment objectives of the person; and

·
make a reasonable determination that the proposed transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the SEC relating to the penny stock market, which, in highlight form:

·	sets forth the basis on which the broker or dealer made the suitability determination; and

·	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Following a transaction, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock" rules.  This may make it more difficult for investors to dispose of our common stock and depress the market value of our stock.

There are additional risks of investing in penny stocks whether in public offerings or in secondary trading, relating to commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On October 23, 2011, the company exercised its option to acquire the rights of Track 69, claim NO from the Black Fly & Mining Claim (exploration license 09388) in exchange for 6,000,000 restricted common shares of the company.

On October 23, 2011, the company exercised its option to acquire on the acquisition of the Tract 64, claim AHJQ from the Clear Lake property (exploration license 08996) in exchange for 7,500,000 restricted common shares of the company.

On October 26, 2011, the company exercised its option to acquire the rights of Track 89, claim ABCF*GHJK*LOPQ from the Black Fly & Mining Claim (exploration license 09388) in exchange for 6,000,000 restricted common shares of the company.

In the aforementioned transactions in Item 3.02 all shares are issued as restricted securities and bear restrictive language on the face of the issued.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2011 Dr Robert Williams was elected a director of the Company and appointed Chief Technology Officer. Subsequently Mr. Wilkes resigned as director of the Company on October 23, 2010.  There is no dispute between the company and/or management and Mr. Wilkes.

Dr. Williams (49), a native of Nova Scotia, received his degree in Chemistry from Acadia University in Nova Scotia and his Ph.D. from the University of Guelph.  Throughout his career he has been involved in the development of projects involving multidisciplinary teams (including scientists and engineers from different disciplines) in the research and isolation of various substances.  Dr. Williams is an expert in research and development and has extensive contacts throughout a variety of industries and brings leading edge knowledge to of extraction and purification technologies of substances.  From 1998 to 2006 he worked as a department head for Avance Pharma, then as Chief Development Officer for MHB from 2006-2009. Since 2009 he has worked as a consultant for a variety of companies included BQLS and most recently Arch Chemicals.

There are no family relationships between any of the individuals serving as directors, contractor or the officers of the Company.

Compensatory Arrangements—management

The following reflects what the Company expects the compensation for Dr. Duchesne and Dr Williams to be for the period ending December 31, 2012, and the amount of time they expect to devote to the Company.

Employee	Base cash Compensation	Performance Bonus	Time dedicated to Business
Dr Luc C Duchesne CEO	$120,000	$120,000 in common stocks or cash	160 hrs per month
Dr Robert Williams CTO	$80,000/year	$40,000 in common stocks or cash	160 hrs per month

Compensatory arrangement for Directors

There is no compensatory arrangement for directors at this time.

Matter subjected to shareholders

On October 23, 2011 the Company appointed Mr. Robert Williams as director.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1	Carbon Development Agreement with Mr Matthew Sacco.
10.2	Employment contract, Robert Williams
10.3	Resignation of Mr. Wilkes as director
10.4	Appointment of Dr Williams as director
10.5	Acceptation of Dr Williams as director
10.6	Acquisition of mineral rights options
10.7	Acquisition of mineral rights options
10.8	Exercise of mineral rights options
10.9	Exercise of mineral rights options

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Bio-Carbon Solutions International Inc.

Date: October 23, 2011	By: /s/Luc C Duchesne
Name: Luc C. Duchesne
Title: President and Chief Executive Officer

The information in this report and the exhibits hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.

Exhibit Index

Exhibit No.	Description

10.1	Carbon Development Agreement with Mr. Matthew Sacco.
10.2	Employment contract, Robert Williams
10.3	Resignation of Mr. Wilkes as director
10.4	Appointment of Dr Williams as director
10.5	Acceptation of Dr Williams as director
10.6	Acquisition of mineral rights options
10.7	Acquisition of mineral rights options
10.8	Exercise of mineral rights options
10.9	Exercise of mineral rights options